UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

ONCOTHYREON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 8, 2014, Oncothyreon Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with AB Acquisition (DE) Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Alpine Biosciences, Inc., a Delaware corporation (the “Target”), and Mitchell H. Gold, M.D., as Stockholders’ Agent (“Stockholders’ Agent”). Pursuant to the terms and conditions set forth in the Merger Agreement, on August 8, 2014, the Company, through the Merger Sub, consummated its acquisition of the Target pursuant to the Merger Agreement, as a result of which, Merger Sub merged (the “Merger”) with and into the Target with the Target continuing as the surviving corporation and as a subsidiary of the Company after the Merger. The aggregate merger consideration payable to the Target’s stockholders is equal to 9,245,344 shares of the Company’s common stock, which represents 10% of the Company’s total capital stock determined on a fully-diluted basis immediately following the closing of the Merger (the “Closing”) and reflects adjustments that were made pursuant to Section 1.16 of the Merger Agreement (the “Merger Consideration”).

As a result of the Merger and pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of the Target’s issued and outstanding common stock (other than dissenting shares and shares owned by the Target), was automatically converted into the right to receive a portion of the Merger Consideration as allocated in accordance with the terms of the Merger Agreement; (ii) an amount of stock equal to 12.5% of the Merger Consideration was placed in escrow as security for the indemnification obligations of the Target’s stockholders as set forth in an escrow agreement and the Merger Agreement; (iii) each share of capital stock of Merger Sub that was issued and outstanding immediately prior to the Effective Time was converted into and became one share of the Target common stock; and (iv) all shares of the Target common stock that were owned by the Target as treasury stock immediately prior to the Effective Time were canceled and extinguished without any conversion thereof.

A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the Target. The representations, warranties and covenants contained in the Merger Agreement are subject to qualifications and limitations agreed to by the respective parties, including information contained in confidential schedules exchanged between the parties, were made only for the purposes of such agreement and as of specified dates and were solely for the benefit of the parties to such agreement. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. Investors are not third-party beneficiaries under the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement or the date of the Closing, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or of the Target or any of their respective subsidiaries or affiliates.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety into this Item 2.01.

Item 2.02	Results of Operations and Financial Condition

On August 11, 2014, the Company issued a press release and will hold a conference call regarding the Company’s financial results for the second quarter ended June 30, 2014 and the Merger. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 11, 2014, the Company issued a press release announcing the acquisition of the Target. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Financial statements of the Target for the periods specified in Rule 3-05(b) of Regulation S-X are not included in this report, and will be filed with the Securities and Exchange Commission by amendment of this report not later than October 24, 2014.

(b) Pro Forma Financial Information

Pro forma financial information required pursuant to Article 11 of Regulation S-X is not included in this report, and will be filed with the Securities and Exchange Commission by amendment of this report not later than October 24, 2014.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated August 8, 2014, among Oncothyreon Inc., AB Acquisition (DE) Corp., Alpine Biosciences, Inc. and Mitchell H. Gold, M.D., as Stockholders’ Agent*

99.1	Press Release issued by Oncothyreon Inc. announcing the Company’s financial results for the second quarter ended June 30, 2014 dated August 11, 2014.

99.2	Press Release issued by Oncothyreon Inc. announcing the acquisition of Alpine Biosciences, Inc. dated August 11, 2014.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Acquiror agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.

By:	/s/ Dr. Robert L. Kirkman
Dr. Robert L. Kirkman
President & Chief Executive Officer

Date: August 11, 2014

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated August 8, 2014, among Oncothyreon Inc., AB Acquisition (DE) Corp., Alpine Biosciences, Inc. and Mitchell H. Gold, M.D., as Stockholders’ Agent*

99.1	Press Release issued by Oncothyreon Inc. announcing the Company’s financial results for the second quarter ended June 30, 2014 dated August 11, 2014.

99.2	Press Release issued by Oncothyreon Inc. announcing the acquisition of Alpine Biosciences, Inc. dated August 11, 2014.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Acquiror agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.

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